John Hancock Variable Insurance Trust
Supplement dated December 14, 2017 to the
Prospectus dated May 1, 2017

Alpha Opportunities Trust

At its in-person meeting held on December 12–14, 2017, the Board of Trustees of John Hancock Variable Insurance Trust (the “Board”) approved an Agreement and Plan of Reorganization providing for the following fund reorganization:

Acquired Fund	Acquiring Fund

Alpha Opportunities Trust	Mid Cap Stock Trust

A meeting of the shareholders of Alpha Opportunities Trust has been scheduled for Tuesday, April 10, 2018, to seek approval of its reorganization. Subject to regulatory and shareholder approval, the reorganization is scheduled to occur immediately after the close of business on Friday, April 27, 2018.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any funds, nor is it a solicitation of any proxy. For important information regarding any of these mergers, or to receive a free copy of a proxy statement/prospectus relating to the proposed merger, once it is available, please call the appropriate phone number listed below. The proxy statement/prospectus contains important information about fund objectives, strategies, fee, expenses and risk considerations. The proxy statement/prospectus is also available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest or when considering a merger proposal.

For John Hancock Life Insurance Company (U.S.A.) variable life contracts:	(800) 827-4546

For John Hancock Life Insurance Company of New York variable life contracts:	(888) 267-7784

Small Cap Opportunities Trust

At its in-person meeting held on December 12–14, 2017, the Board approved the hiring and appointment of GW&K Investment Management, LLC (“GW&K”) to manage a portion of the fund’s assets, replacing Invesco Advisers, Inc. (“Invesco”) as a subadvisor of Small Cap Opportunities Trust (the “fund”) effective on or about the close of business on December 26, 2017 (the “Effective Date”). Dimensional Fund Advisors LP (“Dimensional”) will continue to manage a portion of the fund’s assets as a subadvisor of the fund. Information regarding Invesco and its portfolio managers as it relates to the fund are hereby deleted as of the Effective Date.

In connection with the appointment of GW&K as a subadvisor of the fund, the Prospectus is hereby amended as of the Effective Date as follows:

The information under the heading “Principal Investment Strategies” in the “fund summary” section applicable to the fund is revised and restated in its entirety as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. The Advisor to the fund, John Hancock Investment Management Services, LLC, may allocate fund assets between Dimensional and GW&K without restriction. The fund has two subadvisors: Dimensional Fund Advisors LP (“Dimensional”) and GW&K Investment Management, LLC (“GW&K”). Each subadvisor’s investment strategy is described below.

Dimensional

Dimensional will manage its portion of the fund’s assets (the “Dimensional Subadvised Assets”) as follows:

Dimensional generally will invest the Dimensional Subadvised Assets, using a market capitalization weighted approach, in a broad and diverse group of the readily marketable securities of U.S. small and mid cap companies traded on a U.S. national securities exchange or on the over-the counter market that Dimensional determines to be value stocks at the time of purchase. A company’s market capitalization is the number of its shares outstanding times its price per share. See “Market Capitalization Weighted Approach” below. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value. In assessing value, Dimensional may consider additional factors, such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria Dimensional uses for assessing value are subject to change from time to time. As of the date of this Prospectus, Dimensional generally considers for investment companies whose market capitalizations are generally smaller than the 500th largest U.S. company. Dimensional does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

Dimensional may sell portfolio securities when the issuer’s market capitalization increases to a level that exceeds that of the issuer with the largest market capitalization that is then eligible for investment by the Dimensional Subadvised Assets. In addition, Dimensional may sell portfolio securities when their book-to market ratios fall below those of the security with the lowest such ratio that is then eligible for purchase by the Dimensional Subadvised Assets. However, Dimensional may retain securities of issuers with relatively smaller market capitalizations for longer periods, despite a decrease in the issuers’ book-to-market ratios.

The total market capitalization ranges, and the value criteria used by Dimensional for the Dimensional Subadvised Assets, as described above, generally apply at the time of purchase. Dimensional will not be required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, Dimensional is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in Dimensional’s judgment, circumstances warrant their sale. Dimensional may use derivatives such as futures contracts and options on futures contracts, to adjust market exposure based on actual or expected cash inflows to or outflows from the fund. The fund does not intend to use derivatives for purposes of speculation or leveraging investment returns.

Dimensional may enter into futures contracts and options on futures contracts for U.S. equity securities and indices. Dimensional may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. equity markets while maintaining liquidity.

Market Capitalization Weighted Approach

The strategy used by Dimensional in managing the Dimensional Subadvised Assets involves market capitalization weighting in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization.

Market capitalization weighting may be adjusted by Dimensional for a variety of reasons. Dimensional may adjust the representation in the Dimensional Subadvised Assets of an eligible company, or exclude a company, after considering such factors as free float, momentum, trading strategies, liquidity management, profitability, and other factors determined to be appropriate by Dimensional given market conditions. In assessing profitability, Dimensional may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

Dimensional may deviate from market capitalization weighting to limit or fix the exposure of the Dimensional Subadvised Assets to a particular issuer to a maximum proportion of the assets of the Dimensional Subadvised Assets. Dimensional may exclude the stock of a company that meets applicable market capitalization criteria if Dimensional determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

GW&K

GW&K will manage its portion of the fund’s assets as follows:

GW&K utilizes fundamental research and bottom-up stock selection to identify undervalued small cap companies with sustainable earnings growth, and whose management is focused on enhancing value for shareholders. GW&K seeks to hold securities for the long term.

GW&K focuses on quality small-cap companies with sound management and long-term sustainable growth, regardless of style. In selecting companies, GW&K looks for firms with the following key attributes:

▪	Experienced, tenured, high-quality management;
▪	Business models that deliver consistent long-term growth;
▪	Leading companies in attractive and defensible niche markets;
▪	Strong financial characteristics; and
▪	Appropriate valuation.

Various factors may lead GW&K to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, deterioration in its fundamental characteristics, if the company has corporate governance issues, or if GW&K believes that the security has become overvalued.

The information regarding Invesco as a subadvisor of the fund under the heading “Investment management” in the “Fund summary” section applicable to the fund is replaced with the following:

Subadvisor GW&K Investment Management, LLC

The information under the heading “Portfolio management” in the “Fund summary” section applicable to the fund regarding the portfolio managers at Invesco is revised and replaced with the following:

Joseph C. Craigen, CFA	Daniel L. Miller, CFA
Principal and Equity	Partner and Director of Equities
Portfolio Manager	Managed the fund since 2017
Managed the fund since 2017

The following is added under “Subadvisors and Portfolio Managers”:

Founded in 1974, GW&K serves as an investment advisor or subadvisor to private clients, pension and profit-sharing plans, mutual funds, estates, charitable foundations, endowments, corporations, and other entities. GW&K is located at 222 Berkeley Street, Boston, Massachusetts 02116. Affiliated Managers Group, Inc., a publicly traded asset management company (NYSE: AMG), holds a majority equity interest in GW&K.

Fund	Portfolio Managers

Small Cap Opportunities Trust	Joseph C. Craigen, CFA
Daniel L. Miller, CFA

•	Joseph C. Craigen, CFA. Principal and Equity Portfolio Manager, who has been with GW&K since 2008; formerly a research analyst at Citizens Funds and Needham & Company.

•
Daniel L. Miller, CFA. Partner and Director of Equities, who has been with GW&K since 2008; formerly an independent investment and financial consultant, and the Chief Investment Officer for the Specialty Growth Group at Putnam Investments.

Small Company Growth Trust

At its in-person meeting held on December 12–14, 2017, the Board of Trustees of John Hancock Variable Insurance Trust (the “Board”) approved the closing and liquidation of Small Company Growth Trust (the “fund”) pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. As of the close of business on or about December 26, 2017, there will be no shareholders in the fund, and the Fund will be liquidated on such date.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.